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                                                                    EXHIBIT 10.3

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HALSEY DRUG CO., INC.

                Under Section 807 of the Business Corporation Law

         WE, THE UNDERSIGNED, Andrew D. Reddick and Peter A. Clemens, being respectively the President and the Secretary of Halsey Drug Co., Inc., hereby certify:

         1. The name of the Corporation is Halsey Drug Co., Inc. The Corporation was originally incorporated under the name of Halsey Drug Co. Inc.

         2. The Certificate of Incorporation was filed by the Department of State on April 10, 1935 and has been amended at various times by action of the Board of Directors and shareholders of the Corporation.

         3. The Certificate of Incorporation, as amended heretofore, is further amended as follows:

                  (a) Article SECOND of the Certificate of Incorporation, relating to the purposes for which the Corporation is formed, is hereby amended to read as follows:

                        "SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which Corporations may be organized under the Business Corporation Law of the State of New York; provided, however, that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or any other body without such consent or approval first being obtained."

                  (b) Article THIRD of the Certificate of Incorporation, relating to the amount of authorized capital stock of the Corporation, is amended to (i) increase the authorized shares of capital stock of the Corporation from 80,000,000 to 940,000,000, consisting of
                        650,000,000 shares of common stock, par value $.01 per share, and 290,000,000 shares of preferred stock, par value $.01 per share; (ii) designate 45,000,000 shares of the Corporation's preferred stock as Series A Convertible Preferred Stock, par value $.01 per share, having the rights, preferences and limitations set forth herein; (iii) designate 25,000,000 shares of the Corporation's preferred stock as Series B Convertible Preferred Stock, par value $.01 per share, having the rights, preferences and limitations set forth herein;
                        (iv)

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                        designate 70,000,000 shares of the Corporation's
                        preferred stock as Series C-1 Convertible Preferred Stock, par value $.01 per share, having the rights, preferences and limitations set forth herein; (v) designate 50,000,000 shares of the Corporation's preferred stock as Series C-2 Convertible Preferred Stock, par value $.01 per share, having the rights, preferences and limitations set forth herein; (vi) designate 100,000,000 shares of the Corporation's preferred stock as Series C-3 Convertible Preferred Stock, par value $.01 per share, having the rights, preferences and limitations set forth herein, and (vii) eliminate the voting rights of the holders of the Corporation's Debentures. To effect the foregoing, Article THIRD is hereby amended to read as follows:

                        "THIRD: The Corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is 940,000,000 of which (A) 290,000,000 shares shall be
                        Preferred Stock (the "Preferred"), and (B) 650,000,000 shares shall be Common Stock, $.01 par value (the "Common"). Of the Preferred, 45,000,000 shares shall be designated Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), 25,000,000 shares shall be designated Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), 70,000,000 shares shall be designated Series C-1 Convertible Preferred Stock, $.01 par value per share (the "Series C-1 Preferred"), 50,000,000 shares shall be designated Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred") and 100,000,000 shares shall be designated Series C-3 Convertible Preferred Stock, $.01 par value per share (the "Series C-3 Preferred"). The Series C-1 Preferred, Series C-2 Preferred and Series C-3 Preferred are sometimes referred to collectively as the "Series C Preferred". The rights, preferences and privileges of and restrictions on the Series A Preferred, Series B Preferred, Series C Preferred and Common are as follows:

                           SECTION 1. PREFERRED STOCK

                            (a) Voting Rights. Except as otherwise require by law, each share of outstanding Series A Preferred, Series B Preferred and Series C Preferred shall entitle the record holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number of whole shares of

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                        Common into which such share of Series A Preferred,
                        Series B Preferred or Series C Preferred, as the case may be, is then convertible pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common, Series A Preferred, Series B Preferred and Series C Preferred shall vote together and not as separate classes. Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula shall be rounded to the nearest whole number (with one-half rounded upwards).

                            (b)    Dividends. If any dividend or other
                        distribution payable in cash, securities or other property is declared on the Common (other than in connection with Section 1(c) below), each holder of shares of Preferred on the record date for such dividend or distribution shall be entitled to receive, on the date of payment or distribution of such dividend or other distribution, the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number of whole shares of Common into which the shares of Preferred then held by such holder are then convertible (with any resulting fractions rounded to the nearest whole share, with one-half rounded up).

                            (c) Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up (each, a "Liquidation Event"):

                                    (1)    Prior and in preference to any
                        payments or distributions under Sections 1(c)(2), 1(c)(3) and 1(c)(4) below, the holder of each then outstanding share of Series A Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend pursuant to Sections 1(c)(2) or 1(c)(3) below or with respect to the Common or any other junior equity security of the Corporation, the amount (the "Series A Preference") equal to [$______] per share [TO EQUAL THE PRODUCT OF (x) FIVE (5), MULTIPLIED BY (y) THE AVERAGE OF THE CLOSING BID AND ASKED PRICES OF THE COMPANY'S COMMON STOCK FOR THE TWENTY (20) TRADING DAYS ENDING TWO
                        (2) TRADING DAYS IMMEDIATELY PRIOR TO THE DATE OF THE DEBENTURE AND SHARE PURCHASE

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                        AGREEMENT, AS SUCH PRICE MAY BE ADJUSTED PURSUANT TO
                        SECTION 3.4 OF THE FORM OF DEBENTURE] (such amount to be adjusted proportionally in the event the Series A Preferred is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series A Preferred, then all assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this
                        Section 1(c)(1).

                                    (2)    After full payment of the
                        distributions under Section 1(c)(1) above, but prior and in preference to any payments or distributions under Sections 1(c)(3) and 1(c)(4) below, the holder of each then outstanding share of Series B Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend pursuant to Section 1(c)(3) below or with respect to the Common or any other junior equity security of the Corporation, the amount (the "Series B Preference") equal to $.3420 per share (such amount to be adjusted proportionally in the event the Series B Preferred is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series B Preferred (after payment in full of all amounts pursuant to Section 1(c)(1) above), then all remaining assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this Section 1(c)(2).

                                    (3)    After full payment of the
                        distributions under Sections 1(c)(1) and 1(c)(2) above, but prior and in preference to any payments or distributions under Section 1(c)(4) below, the holder of each then outstanding share of Series C Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend with respect to the Common or any other junior equity security of the Corporation, (i) in the case of Series C-1 Preferred, the amount (the "Series C-1 Preference") equal to $.5776 per share, (ii) in the case of Series C-2 Preferred, the amount (the

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                        "Series C-2 Preference") equal to $.5993 per share, and
                        (iii) in the case of Series C-3 Preferred, the amount (the "Series C-3 Preference") equal to $.3481 per share, (in each case such amount to be adjusted proportionally in the event the Series C-1 Preferred, Series C-2 Preferred or Series C-3 Preferred, as applicable, is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series C Preferred (after payment in full of all amounts pursuant to Sections 1(c)(1) and 1(c)(2) above), then all remaining assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this Section 1(c)(3).

                                    (4)    After full payment has been made
                        to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the liquidation preferences in Sections 1(c)(1), 1(c)(2) and 1(c)(3), the entire remaining assets and funds, if any, shall be distributed ratably among the holders of Common and the Series A Preferred, in proportion to the number of shares of Common held by them on an as-converted basis; provided, that for purposes of calculating the distribution pursuant to this Section 1(c)(4), and for no other purposes whatsoever, each share of Series A Preferred shall be deemed to be convertible into only 30% of the shares of Common into which it is convertible pursuant to the terms of Section 1(d) below.

                                    (5)    For purposes of this Section
                        1(c), unless the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class, elect otherwise, (i) the consummation of any merger, consolidation or similar transaction or series of related transactions, the result of which is that the holders of the Corporation's capital stock outstanding immediately prior to such transaction own, immediately upon the consummation of such transaction(s), shares of capital stock possessing in the aggregate less than a majority of the voting power of the surviving entity or rights to liquidation distributions of less than 50% of the assets of the surviving entity, (ii) a sale, lease, exclusive license, transfer or other conveyance of all or substantially all of the assets of the Corporation, or (iii) the sale of 50% or more of the Corporation's voting stock in one or more series of transactions, shall (for purposes of the

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                        distribution of such securities or other consideration
                        to the holders of Common and Preferred) be treated as a Liquidation Event and shall entitle the holders of Common and Preferred to receive at closing in cash, securities or other property (valued as provided in Section 1(c)(6) below) as specified above and in the order of preference as set forth in this Section 1(c).

                                    (6)    Whenever the distribution
                        provided in this Section 1(c) shall be payable in property other than cash, subject to the provisions regarding valuation of securities set forth below, the value of such distribution shall be its fair market value as determined in good faith by the Board of Directors of the Corporation (the "Board"). The holders of a majority of the Series A Preferred will have 10 days from the determination of the valuation of any securities or other property pursuant this Section 1(c) to object to such valuation in writing to the Corporation. In the event of such objection, the Corporation and a majority in interest of the objecting stockholders will in good faith seek a resolution of any disputed valuation. If the Corporation and the objecting investors are unable to agree on a valuation within 5 days of the objection by the holders of the Series A Preferred, the valuation will be determined by an independent third party appraiser jointly selected by the Corporation and the holders of a majority of the then outstanding shares of Series A Preferred, whose written appraised value will be binding on the Corporation and its stockholders. Any distributions pursuant to this Section 1(c) will be delayed until after the delivery of the appraiser's report. Any securities shall be valued as follows:

                                           (i)    Securities not subject
                        to investment letter or other similar restrictions on free marketability covered by (ii) below:

                                                  (A)    If traded on a
                        securities exchange or through the Nasdaq National Market or the Nasdaq SmallCap Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the date of determination;

                                                  (B)    If actively traded
                        over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the date of determination; and

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                                                  (C)    If there is no
                        active public market, the value shall be determined by an independent third party appraiser jointly selected by the Corporation and the holders of a majority of the then outstanding shares of Series A Preferred.

                                           (ii)   The method of
                        valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to apply an appropriate discount determined in good faith by the Board from the market value determined as above in (A), (B) or (C).

                                    (7)    The Corporation shall promptly
                        provide to the holders of shares of Preferred such information concerning the terms of any event or transaction specified in Section 1(c)(5) and the value of the assets of the Corporation as may reasonably be determined by the Board. If the transaction is a sale of all or substantially all of the assets of the Corporation, the Corporation will give written notice of such transaction to each holder of Preferred not less than 20 or more than 60 days before the stockholders' meeting called to approve the transaction or, if no stockholders' meeting will be called, not less than 20 or more than 60 days before the date that the transaction is reasonably anticipated to be consummated, and will also notify the holders in writing of the final approval of the transaction. The initial notice will describe the material terms and conditions of the proposed transaction. The Corporation will give the holders of Preferred prompt notice of any material changes to the terms of the proposed transaction. The Corporation will not consummate the proposed transaction sooner than 20 days after the Corporation has given notice of any material changes. By written consent or vote, the holders of a majority of the shares of Series A Preferred outstanding may shorten the notice periods provided in this Section. In the event the requirements of this Section are not complied with, the Corporation will either: (i) cause the closing to be postponed until the requirements of this Section have been complied with; or (ii) cancel the transaction, in which event the rights, preferences, privileges and restrictions of the holders of the Preferred will revert to the rights, preferences, privileges and restrictions existing immediately before the date of the first notice referred to in this Section.

                            (d)    Conversion.

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                                   (1)     Terms of Conversion.

                                           (i)    Optional Conversion. The
                        holder of each share of Series A Preferred, Series B Preferred and Series C Preferred shall have the right ("Conversion Right"), at such holder's option, to convert such share at any time, without cost, on the terms of this Section 1(d) and at the office of the Corporation or its transfer agent, into the number of fully paid and non-assessable shares of Common that results from dividing (A) in the case of the Series A Preferred, the Series A Preference by the Series A conversion price that is in effect at the time of conversion (the "Series A Conversion Price"), (B) in the case of the Series B Preferred, the Series B Preference by the Series B conversion price that is in effect at the time of conversion (the "Series B Conversion Price"), (C) in the case of the Series C-1 Preferred, the Series C-1 Preference by the Series C-1 conversion price that is in effect at the time of conversion (the "Series C-1 Conversion Price"), (D) in the case of the Series C-2 Preferred, the Series C-2 Preference by the Series C-2 conversion price that is in effect at the time of conversion (the "Series C-2 Conversion Price") and (E) in the case of the Series C-3 Preferred, the Series C-3 Preference by the Series C-3 conversion price that is in effect at the time of conversion (the "Series C-3 Conversion Price"). The initial Series A Conversion Price is equal to [$_____][TO EQUAL THE AVERAGE OF THE CLOSING BID AND ASKED PRICES OF THE COMPANY'S COMMON STOCK FOR THE TWENTY (20) TRADING DAYS ENDING TWO (2) TRADING DAYS IMMEDIATELY PRIOR TO THE DATE OF THE DEBENTURE AND SHARE PURCHASE AGREEMENT, AS SUCH PRICE MAY BE ADJUSTED PURSUANT TO SECTION 3.4 OF THE FORM OF DEBENTURE]. The initial Series B Conversion Price is equal to the Series B Preference. The initial Series C-1 Conversion Price is equal to the Series C-1 Preference. The initial Series C-2 Conversion Price is equal to the Series C-2 Preference. The initial Series C-3 Conversion Price is equal to the Series C-3 Preference. The Series A Conversion Price, the Series B Conversion Price, the Series C-1 Conversion Price, the Series C-2 Conversion Price and the Series C-3 Conversion Price shall be subject to adjustment from time to time as provided in
                        Section 1(d)(3) below.

                                           (ii)   Mandatory Conversion.

                                                  (A)    Upon the occurrence of
                        a Qualified Trading Event, each share of Series A Preferred, Series B Preferred and Series C Preferred shall be automatically converted, without cost and on the terms of this

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                        Section 1(d), into the number of whole shares of Common
                        into which such share of Series A Preferred, Series B Preferred or Series C Preferred, as the case me be, would be convertible under Section 1(d)(1)(i) above immediately prior to such Qualified Trading Event (with any resulting fractions rounded to the nearest whole share, with one-half rounded up). "Qualified Trading Event" means the first such time that (A) the Common has a closing price of at least $2.80 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) for thirty consecutive trading days, and (B) the average daily trading value of all shares of Common traded during such thirty consecutive trading day period is at least $1,750,000. For purposes of this test, (x) closing prices shall be determined as the average between the closing bid and ask prices at the close of each trading day (as reported by such exchange or over-the-counter market on which the Common may then be listed or admitted for trading), and (y) the trading value shall be determined by multiplying the number of shares so traded by such day's closing price as determined above.

                                                  (B)    Without limiting
                        subsection (ii)(A) above, each share of Series A Preferred, Series B Preferred and Series C Preferred shall be automatically converted without cost and on the terms of this Section 1(d), into the number of whole shares of Common into which such share of Series A Preferred, Series B Preferred or Series C Preferred, as the case may be, would be convertible under Section 1(d)(1)(i) above upon the receipt of the written consent of the holders of at least 51% of the shares of Series A Preferred.

                                   (2)     Mechanics of Conversion.

                                           (i)    Optional Conversion. A holder
                        of any share of Convertible Preferred may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the applicable Preferred, together with a written notice to the Corporation which shall state (A) that such holder elects to convert the same, and (B) the number of shares of Preferred being converted. Thereupon the Corporation shall issue and deliver to the holder of such shares within two (2) business days a certificate or certificates for the number of shares of Common to which such holder shall be entitled. If the certificate evidencing the Preferred being


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                        converted shall also evidence shares of Preferred not
                        being converted, then the Corporation shall also deliver to the holder of such certificate within such two (2) business day period a new stock certificate evidencing the Preferred not converted. The conversion of any shares of Preferred shall be deemed to have been made immediately prior to the close of business on the date that the shares to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date. Any dividends or distributions declared but unpaid at the time of conversion with respect to the Preferred so converted shall be paid to the holder of Common issued upon conversion of the Preferred. If a stockholder notifies the Corporation or its transfer agent in writing that the stockholder's certificate has been lost, stolen or destroyed, and executes an agreement in a form reasonably satisfactory to the Corporation and its transfer agent to indemnify them from any loss incurred in connection with the lost, stolen or destroyed certificates (without requirement of posting any bond), then such actions shall be treated for purposes of this Section as delivery of such lost, stolen or destroyed certificate.

                                           (ii)   Mandatory Conversion. The
                        Corporation shall give written notice to each holder of a share of Preferred not more than ten (10) days after the occurrence of a Qualified Trading Event or the receipt of the written consent required pursuant to
                        Section 1(d)(1)(ii)(B), as applicable. Following the conversion of such shares, each holder of shares so converted shall, if requested by the Corporation, surrender the certificate therefor at the office of the Corporation or any transfer agent for the applicable Preferred. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of shares of Common to which such holder is entitled. The conversion of shares of Preferred shall be effective as of the occurrence of the Qualified Trading Event or upon receipt of the written consent provided in Section 1(d)(1)(ii)(B), as applicable, whether or not the certificates representing such shares of Preferred shall have been surrendered or new certificates representing the shares of Common into which such shares have been converted shall have been issued. Any dividends or distributions declared but unpaid at the time of a mandatory conversion with respect to the Preferred so converted shall be paid upon such mandatory conversion. If a stockholder notifies the Corporation or its transfer agent in

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                        writing that the stockholder's certificate has been
                        lost, stolen or destroyed, and executes an agreement in a form reasonably satisfactory to the Corporation and its transfer agent to indemnify them from any loss incurred in connection with the lost, stolen or destroyed certificates (without requirement of posting any bond), then such actions shall be treated for purposes of this Section as delivery of such lost, stolen or destroyed certificate.

                                   (3)     Adjustment of Conversion Prices.

                             The Series A Conversion Price, the Series B
                        Conversion Price, the Series C-1 Conversion Price, the Series C-2 Conversion Price and the Series C-3 Conversion Price (each a "Conversion Price") and the kind of securities issuable upon the conversion of any share of Series A Preferred, Series B Preferred, Series C-1 Preferred, Series C-2 Preferred and Series C-3 Preferred (collectively, the "Convertible Preferred"), shall be adjusted from time to time after the Filing Date (as defined below) as follows:

                                           (i)    Subdivision or  Combination
                        of Shares. If the Corporation at any time after the date that this Amended and Restated Certificate of Incorporation was filed with the New York Secretary of State ("Filing Date") effects a subdivision or combination of the outstanding Common, the Conversion Price for each share of outstanding Convertible Preferred shall be decreased, in the case of a subdivision, or increased, in the case of a combination, in the same proportions as the Common is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

                                           (ii)   Stock Dividends. If the
                        Corporation at any time after the Filing Date pays a dividend, or makes any other distribution, to holders of Common payable in shares of Common, or fixes a record date for the determination of holders of Common entitled to receive a dividend or other distribution payable in shares of Common, the Conversion Price for each share of Convertible Preferred shall be decreased by multiplying it by a fraction: (A) the numerator of which shall be the total number of shares of Common outstanding immediately prior to the time of payment of such dividend or distribution; and (B) the

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                        denominator of which shall be the total number of shares
                        of Common outstanding immediately after such dividend or distribution, in each case effective automatically as of the date the Corporation shall take a record of the holders its Common for the purpose of receiving such dividend or distribution (or if no such record is taken, as of the effectiveness of such dividend or distribution).

                                           (iii)  Reclassification,
                        Consolidation or Merger. If at any time after the Filing Date, as a result of (a) a capital reorganization or reclassification (other than a subdivision, combination or dividend which gives rise to an adjustment of a Conversion Price pursuant to clauses (i) or (ii) of this
                        Section 1(d)(3)); or (b) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Common issuable upon the conversion of the Convertible Preferred shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Convertible Preferred (or of any securities into which the Convertible Preferred is changed or for which the Convertible Preferred is exchanged), so that: (x) the holders of Convertible Preferred or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Convertible Preferred or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Convertible Preferred immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Convertible Preferred or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 1(d)(3). No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 1(d)(3)(iii). The provisions of this Section 1(d)(3)(iii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

                                           (iv)   Adjustment upon Certain
                        Issuances.

                                   (A)     For purposes of this Section 1(d)(3)
                        (iv), "Additional Shares of Common" means all shares of Common issued by the Corporation after the Filing Date other than: (1) shares of Common issued in transactions giving rise to adjustments under Sections 1(d)(3)(i),
                        (ii), or (iii) above; (2) shares of Common issued upon conversion of shares of Convertible Preferred; (3) shares of Common which may be issued in the discretion of the Board to employees or directors of, or consultants or advisors to, strategic partners of the Corporation or any wholly-owned subsidiary of the Corporation, and options or warrants or other rights for the purchase of such shares; (4) options or warrants or other rights outstanding as of the Filing Date or issued under Section 1(d)(3)(iv)(3) above for the purchase of such shares; (5) securities issued pursuant to any anti-dilution rights of the Convertible Preferred or the warrants outstanding as of the Filing Date; and (6) shares of Common Stock issued in satisfaction of interest on the Corporation's indebtedness for borrowed money, provided the number of shares of Common Stock issuable is calculated based on the average closing bid and asked prices for the Common Stock for the twenty
                        (20) trading days preceding the interest payment.

                                   (B)     Except as otherwise provided in this
                        Section 1(d)(3)(iv) below, if at any time the Corporation issues or is deemed to issue Additional Shares of Common for a consideration per share less than the Conversion Price in effect for a given share at such issuance or deemed issuance:

                                           (1)    in the case of the Series A
                        Preferred, the Conversion Price shall be reduced for such share to a price equal to a price determined by dividing: (x) the aggregate consideration received by or deemed to have been received by the Corporation upon such issue, by: (y) the number of shares of Additional Shares of Common issued or deemed to have been issued in such issue; and

                                           (2)    in the case of the Series B
                        Preferred, Series C-1 Preferred, Series C-2 Preferred or Series C-3 Preferred, the Conversion Price shall be reduced for such share to a price equal to a price determined by dividing:

                                           (x)    the sum of (a) the product
                        derived by multiplying the Conversion Price in effect for such share immediately prior to such issue times the number of shares of Common (on a fully-diluted basis) outstanding immediately prior to such issue, plus (b) the aggregate consideration received by or deemed to have been received by the Corporation upon such issue; by

                                                  (y)    the sum of (a) the
                        number of shares of Common (on a fully-diluted basis) outstanding immediately prior to such issue, plus (b) the number of shares of Additional Shares of Common issued or deemed to have been issued in such issue;

                        provided, that no adjustment pursuant to this Section 1(d)(3)(iv)(B)(2) shall be made in connection with any issuance or deemed issuance of Additional Shares of Common for a consideration of at least the then applicable Series A Conversion Price.

                                                  (v)    Convertible Securities.

                                           (A)    "Convertible Securities" means
                        all rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common or other Convertible Securities, whenever and each time issued.

                                           (B)    The "Effective Price" with
                        respect to any Convertible Securities means the result of dividing:

                                                  (1)    the sum of (x) the
                        total consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus
                        (y) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by:

                                                  (2)    the maximum number of
                        Additional Shares of Common issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities.

                                           (C)    If at any time after the
                        Filing Date the Corporation issues or is deemed to issue a Convertible Security with respect to which the Effective Price is less than the Conversion Price for a share of Convertible Preferred in effect at such issuance or deemed issuance, the Conversion Price for such share of Convertible Preferred shall be reduced to the Effective Price.

                                                         (D)    If Convertible
                        Securities by their terms provide, with the passage of time or otherwise (including by operation of the anti-dilution provisions thereof), for any increase or decrease in the consideration payable to the Corporation or decrease or increase in the number of shares of Common issuable upon the exercise, conversion or exchange thereof (or if any such change is made by amending such Convertible Securities), the Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such the rights of conversion or exchange under such Convertible Securities. No readjustment pursuant to this clause (D) shall have the effect of increasing the applicable Conversion Price in effect to an amount which exceeds the lower of (1) the Conversion Price immediately following, and as adjusted to reflect, the Company's issuance of such Convertible Securities (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), or (2) the Conversion Price that would have resulted from any issuances of Additional Shares of Common or Convertible Securities between the date the Company adjusted the Conversion Price to reflect the issuance of such original Convertible Securities and such readjustment date.

                                           (E)    If an adjustment has been made
                        under this Section 1(d)(3)(v) as a consequence of any issuance of a Convertible Security, then no further adjustment shall be made under Section 1(d)(3)(iv) above upon the actual issuance of Additional Shares of Common upon the exercise or conversion of such Convertible Securities, or upon the issuance of Convertible Securities issuable upon exercise or conversion of the original Convertible Security.

                                                  (vi)   Valuation of
                        Consideration. For purposes of the operation of Sections 1(d)(3)(iv) and (v) above, the consideration received by the Corporation for any issue or sale of securities shall:

                                                         (A)    to the extent it
                        consists of cash, be computed as the aggregate net amount of cash received by the Corporation;

                                                         (B)    to the extent it
                        consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board in accordance with the terms of Section 1(c)(6) above; and

                                                         (C)    to the extent
                        Additional Shares of Common or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be such portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common or Convertible Securities.

                                                  (vii)  Other Action Affecting
                        Common. If at any time the Corporation takes any action affecting its Common which, in the opinion of the Board, would have an adverse effect upon the Conversion Rights of a given share of the Convertible Preferred, the Conversion Price for such share and the kind of securities issuable upon the conversion of such share shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                                                  (vii)  Notice of Adjustments.
                        Whenever the Conversion Price or the kind of securities issuable upon the conversion of any one of or all of the Convertible Preferred shall be adjusted pursuant to
                        Section 1(d)(3)(i) - (v) or (vii) above, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Conversion Price and the kind of securities issuable upon the conversion of such share(s) of the Convertible Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Convertible Preferred promptly after each adjustment.

                                   (4)     Full Consideration. All shares of
                        Common which shall be issued upon the conversion of any Convertible Preferred (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common which shall be issued upon the conversion of any Convertible Preferred will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

                                   (5)     No Impairment. The Corporation will
                        not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 1(d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of any holder of the Convertible Preferred against impairment. The Corporation shall at all times when the Convertible Preferred shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Convertible Preferred, such number of its duly authorized shares of Common as shall from time to time be sufficient to effect the conversion of all outstanding shares of Convertible Preferred.

                                   (6)     No Reissuance of Preferred. No share
                        of Preferred acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and eliminated from the shares which the Corporation may be authorized to issue. The Corporation shall take all such corporate action necessary or appropriate to reduce the authorized number of Preferred accordingly.

                                           (7)    Minimum Conversion Price.
                        Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common issuable upon conversion of the shares of Convertible Preferred, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common at such adjusted Conversion Price.

                             SECTION 2. COMMON STOCK

                                   (a)     Voting Rights. Except as otherwise
                        required by law or by this Certificate, each share of Common shall entitle the holder thereof to one vote on each matter submitted to a vote of the stockholders of the Corporation, and the holders of shares of Common, Series A Preferred, Series B Preferred and Series C Preferred shall vote together and not as separate classes.

                                   (b)     Dividend Rights. Subject to the
                        dividend rights of the holders of the Preferred set forth in Sections 1(b) and 1(c) above, the holders of the Common shall be entitled to receive, as, when and if declared by the Board, but only out of funds legally available therefor, cash dividends in such amounts as the Board may determine.

                                   (c)     Liquidation Rights. In the event of
                        any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any outstanding shares of Preferred shall be entitled to receive upon dissolution, liquidation, or winding up, the holders of the Common shall be entitled to share on a share for share basis in the remaining assets of the Corporation (together with the holders of Series A Preferred as set forth in Section 1(c)(4) above).

                                   (d)     Residual Rights. All rights accruing
                        to the outstanding shares of the Corporation not otherwise expressly provided for herein shall be vested in the Common.

                  (c) Article FOURTH of the Certificate of Incorporation, relating to the location of the Corporation's office in New York and its agent for service of process, is hereby amended to read as follows:

                        "FOURTH: The office of the Corporation is to be located in the County of New York, State of New York. The Secretary of State of the State of New York is designated as agent of the Corporation upon whom process in any action or proceeding against the Corporation may be served. The address to which the Secretary of State shall mail a copy of any such process so served is:

                                        Halsey Drug Co., Inc.
                                        695 North Perryville Road
                                        Rockford, Illinois 61107

                                        Attention:  President

                  (d) Articles SEVENTH, EIGHTH and NINTH, relating to the first directors and the original subscribers for shares of the Corporation are hereby deleted in their entirety.

                  (e) Article TENTH, relating to shareholder preemptive rights, is hereby renumbered as Article SEVENTH.

                  (f) Article ELEVENTH, relating to interested director transactions, is hereby renumbered as Article EIGHTH and amended to read as follows:

                        "EIGHTH: No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction."

                  (g) Article TWELFTH, relating to indemnification, is hereby renumbered as Article NINTH and amended to read as follows:

                        "NINTH: The Corporation shall, to the fullest extent possible permitted by Sections 721 through 726 of the Business Corporation Law of New York, indemnify any and all directors and officers whom it shall have the power to indemnify under said sections from and against any and all of the expenses, liabilities or other matters referred to in or covered by such sections of the Business Corporation Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which the person so indemnified may be entitled under any By-Law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person."

                  (h) Article TENTH, limiting the personal liability of the Corporation's directors to the Corporation and its shareholders, is hereby added to read:

                        "TENTH: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director; provided that, except as hereinafter provided, this Article TENTH shall neither eliminate nor limit liability: (a) if a judgment or final adjudication adverse to the director establishes that (i) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled, or (iii) the director's acts violated Section 719 of the New York Business Corporation Law; or (b) for any act or omission prior to the effectiveness of this Article TENTH. If the Corporation hereafter may by law be permitted to further eliminate or limit the personal liability of directors, then pursuant hereto the liability of a director of the Corporation shall, at such time, automatically be further eliminated or limited to the fullest extent permitted by law. Any repeal of or modification to the provisions of this Article TENTH shall not adversely affect any right or protection of a director of the Corporation existing pursuant to this Article TENTH immediately prior to such repeal or modification."

         4. The text of the Certificate of Incorporation, as amended heretofore, is hereby restated as further amended to read as herein set forth in full:

         FIRST:  The name of the Corporation shall be HALSEY DRUG CO., INC.

         SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which Corporations may be organized under the Business Corporation Law of the State of New York; provided, however, that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or any other body without such consent or approval first being obtained.

         THIRD: The Corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is 940,000,000 of which (A) 290,000,000 shares shall be Preferred Stock (the "Preferred"), and (B) 650,000,000 shares shall be Common Stock, $.01 par value (the "Common"). Of the Preferred, 45,000,000 shares shall be designated Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), 25,000,000 shares shall be designated Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), 70,000,000 shares shall be designated Series C-1 Convertible Preferred Stock, $.01 par value per share (the "Series C-1 Preferred"), 50,000,000 shares shall be designated Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred") and 100,000,000 shares shall be designated Series C-3 Convertible Preferred Stock, $.01 par value per share (the "Series C-3 Preferred"). The Series C-1 Preferred, Series C-2 Preferred and Series C-3 Preferred are sometimes referred to collectively as the "Series C Preferred". The rights, preferences and privileges of and restrictions on the Series A Preferred, Series B Preferred, Series C Preferred and Common are as follows:

         SECTION 1. PREFERRED STOCK

                  (a) Voting Rights. Except as otherwise required by law, each share of outstanding Series A Preferred, Series B Preferred and Series C Preferred shall entitle the record holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number of whole shares of Common into which such share of Series A Preferred, Series B Preferred or Series C Preferred, as the case may be, is then convertible pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common, Series A Preferred, Series B Preferred and Series C Preferred shall vote together and not as separate classes. Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula shall be rounded to the nearest whole number (with one-half rounded upwards).

                  (b) Dividends. If any dividend or other distribution payable in cash, securities or other property is declared on the Common (other than in connection with Section 1(c) below), each holder of shares of Preferred on the record date for such dividend or distribution shall be entitled to receive, on the date of payment or distribution of such dividend or other distribution, the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number of whole shares of Common into which the shares of Preferred then held by such holder are then convertible (with any resulting fractions rounded to the nearest whole share, with one-half rounded up).

                  (c) Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up (each, a "Liquidation Event"):

                           (1)      Prior and in preference to any payments or
distributions under Sections 1(c)(2), 1(c)(3) and 1(c)(4) below, the holder of each then outstanding share of Series A Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend pursuant to Sections 1(c)(2) or 1(c)(3) below or with respect to the Common or any other junior equity security of the Corporation, the amount (the "Series A Preference") equal to [$______] per share [TO EQUAL THE PRODUCT OF (x) FIVE (5), MULTIPLIED BY (y) THE AVERAGE OF THE CLOSING BID AND ASKED PRICES OF THE COMPANY'S COMMON STOCK FOR THE TWENTY (20) TRADING DAYS ENDING TWO (2) TRADING DAYS IMMEDIATELY PRIOR TO THE DATE OF THE DEBENTURE AND SHARE PURCHASE AGREEMENT, AS SUCH PRICE MAY BE ADJUSTED PURSUANT TO SECTION 3.4 OF THE FORM OF DEBENTURE] (such amount to be adjusted proportionally in the event the Series A Preferred is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series A Preferred, then all assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this Section 1(c)(1).

                           (2)      After full payment of the distributions
under Section 1(c)(1) above, but prior and in preference to any payments or distributions under Sections 1(c)(3) and 1(c)(4) below, the holder of each then outstanding share of Series B Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend pursuant to Section 1(c)(3) below or with respect to the Common or any other junior equity security of the Corporation, the amount (the "Series B Preference") equal to $.3420 per share (such amount to be adjusted proportionally in the event the Series B Preferred is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series B Preferred (after payment in full of all amounts pursuant to Section 1(c)(1) above), then all remaining assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this Section 1(c)(2).

                           (3)      After full payment of the distributions
under Sections 1(c)(1) and 1(c)(2) above, but prior and in preference to any payments or distributions under Section 1(c)(4) below, the holder of each then outstanding share of Series C Preferred shall be entitled to receive, out of the assets of the Corporation legally available for distribution to stockholders, and before any payment or declaration and setting apart for payment of any amount or dividend with respect to the Common or any other junior equity security of the Corporation, (i) in the case of Series C-1 Preferred, the amount (the "Series C-1 Preference") equal to $.5776 per share, (ii) in the case of Series C-2 Preferred, the amount (the "Series C-2 Preference") equal to $.5993 per share, and (iii) in the case of Series C-3 Preferred, the amount (the "Series C-3 Preference") equal to $.3481 per share, (in each case such amount to be adjusted proportionally in the event the Series C-1 Preferred, Series C-2 Preferred or Series C-3 Preferred, as applicable, is subdivided into a greater number or combined into a lesser number of shares). If the Corporation shall have insufficient assets and funds to pay such amounts in full to the holders of the Series C Preferred (after payment in full of all amounts pursuant to Sections 1(c)(1) and 1(c)(2) above), then all remaining assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this
Section 1(c)(3).

                           (4)      After full payment has been made to the
holders of Series A Preferred, Series B Preferred and Series C Preferred of the liquidation preferences in Sections 1(c)(1), 1(c)(2) and 1(c)(3), the entire remaining assets and funds, if any, shall be distributed ratably among the holders of Common and the Series A Preferred, in proportion to the number of shares of Common held by them on an as-converted basis; provided, that for purposes of calculating the distribution pursuant to this Section 1(c)(4), and for no other purposes whatsoever, each share of Series A Preferred shall be deemed to be convertible into only 30% of the shares of Common into which it is convertible pursuant to the terms of Section 1(d) below.

                           (5)      For purposes of this Section 1(c), unless
the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class, elect otherwise, (i) the consummation of any merger, consolidation or similar transaction or series of related transactions, the result of which is that the holders of the Corporation's capital stock outstanding immediately prior to such transaction own, immediately upon the consummation of such transaction(s), shares of capital stock possessing in the aggregate less than a majority of the voting power of the surviving entity or rights to liquidation distributions of less than 50% of the assets of the surviving entity, (ii) a sale, lease, exclusive license, transfer or other conveyance of all or substantially all of the assets of the Corporation, or
(iii) the sale of 50% or more of the Corporation's voting stock in one or more series of transactions, shall (for purposes of the distribution of such securities or other consideration to the holders of Common and Preferred) be treated as a Liquidation Event and shall entitle the holders of Common and Preferred to receive at closing in cash, securities or other property (valued as provided in Section 1(c)(6) below) as specified above and in the order of preference as set forth in this Section 1(c).

                           (6)      Whenever the distribution provided in this
Section 1(c) shall be payable in property other than cash, subject to the provisions regarding valuation of securities set forth below, the value of such distribution shall be its fair market value as determined in good faith by the Board of Directors of the Corporation (the "Board"). The holders of a majority of the Series A Preferred will have 10 days from the determination of the valuation of any securities or other property pursuant this Section 1(c) to object to such valuation in writing to the Corporation. In the event of such objection, the Corporation and a majority in interest of the objecting stockholders will in good faith seek a resolution of any disputed valuation. If the Corporation and the objecting investors are unable to agree on a valuation within 5 days of the objection by the holders of the Series A Preferred, the valuation will be determined by an independent third party appraiser jointly selected by the Corporation and the holders of a majority of the then outstanding shares of Series A Preferred, whose written appraised value will be binding on the Corporation and its stockholders. Any distributions pursuant to this Section 1(c) will be delayed until after the delivery of the appraiser's report. Any securities shall be valued as follows:

                              (i)   Securities not subject to investment
letter or other similar restrictions on free marketability covered by (ii) below:

                                    (A)      If traded on a securities exchange
or through the Nasdaq National Market or the Nasdaq SmallCap Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the date of determination;

                                    (B)      If actively traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three
(3) days prior to the date of determination; and

                                    (C)      If there is no active public
market, the value shall be determined by an independent third party appraiser jointly selected by the Corporation and the holders of a majority of the then outstanding shares of Series A Preferred.

                                (ii)  The method of valuation of securities
subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to apply an appropriate discount determined in good faith by the Board from the market value determined as above in (A), (B) or (C).

                           (7)      The Corporation shall promptly provide to
the holders of shares of Preferred such information concerning the terms of any event or transaction specified in Section 1(c)(5) and the value of the assets of the Corporation as may reasonably be determined by the Board. If the transaction is a sale of all or substantially all of the assets of the Corporation, the Corporation will give written notice of such transaction to each holder of Preferred not less than 20 or more than 60 days before the stockholders' meeting called to approve the transaction or, if no stockholders' meeting will be called, not less than 20 or more than 60 days before the date that the transaction is reasonably anticipated to be consummated, and will also notify the holders in writing of the final approval of the transaction. The initial notice will describe the material terms and conditions of the proposed transaction. The Corporation will give the holders of Preferred prompt notice of any material changes to the terms of the proposed transaction. The Corporation will not consummate the proposed transaction sooner than 20 days after the Corporation has given notice of any material changes. By written consent or vote, the holders of a majority of the shares of Series A Preferred outstanding may shorten the notice periods provided in this Section. In the event the requirements of this Section are not complied with, the Corporation will either: (i) cause the closing to be postponed until the requirements of this Section have been complied with; or (ii) cancel the transaction, in which event the rights, preferences, privileges and restrictions of the holders of the Preferred will revert to the rights, preferences, privileges and restrictions existing immediately before the date of the first notice referred to in this Section.

                  (d)      Conversion.

                           (1)      Terms of Conversion.

                                    (i)      Optional Conversion. The holder of
each share of Series A Preferred, Series B Preferred and Series C Preferred shall have the right ("Conversion Right"), at such holder's option, to convert such share at any time, without cost, on the terms of this Section 1(d) and at the office of the Corporation or its transfer agent, into the number of fully paid and non-assessable shares of Common that results from dividing (A) in the case of the Series A Preferred, the Series A Preference by the Series A conversion price that is in effect at the time of conversion (the "Series A Conversion Price"), (B) in the case of the Series B Preferred, the Series B Preference by the Series B conversion price that is in effect at the time of conversion (the "Series B Conversion Price"), (C) in the case of the Series C-1 Preferred, the Series C-1 Preference by the Series C-1 conversion price that is in effect at the time of conversion (the "Series C-1 Conversion Price"), (D) in the case of the Series C-2 Preferred, the Series C-2 Preference by the Series C-2 conversion price that is in effect at the time of conversion (the "Series C-2 Conversion Price") and (E) in the case of the Series C-3 Preferred, the Series C-3 Preference by the Series C-3 conversion price that is in effect at the time of conversion (the "Series C-3 Conversion Price"). The initial Series A Conversion Price is equal to [$_____][TO EQUAL THE AVERAGE OF THE CLOSING BID AND ASKED PRICES OF THE COMPANY'S COMMON STOCK FOR THE TWENTY (20) TRADING DAYS ENDING TWO (2) TRADING DAYS IMMEDIATELY PRIOR TO THE DATE OF THE DEBENTURE AND SHARE PURCHASE AGREEMENT, AS SUCH PRICE MAY BE ADJUSTED PURSUANT TO SECTION 3.4 OF THE FORM OF DEBENTURE]. The initial Series B Conversion Price is equal to the Series B Preference. The initial Series C-1 Conversion Price is equal to the Series C-1 Preference. The initial Series C-2 Conversion Price is equal to the Series C-2 Preference. The initial Series C-3 Conversion Price is equal to the Series C-3 Preference. The Series A Conversion Price, the Series B Conversion Price, the Series C-1 Conversion Price, the Series C-2 Conversion Price and the Series C-3 Conversion Price shall be subject to adjustment from time to time as provided in Section 1(d)(3) below.

                                    (ii)     Mandatory Conversion.

                                             (A)      Upon the occurrence of a
Qualified Trading Event, each share of Series A Preferred, Series B Preferred and Series C Preferred shall be automatically converted, without cost and on the terms of this Section 1(d), into the number of whole shares of Common into which such share of Series A Preferred, Series B Preferred or Series C Preferred, as the case me be, would be convertible under Section 1(d)(1)(i) above immediately prior to such Qualified

Trading Event (with any resulting fractions rounded to the nearest whole share, with one-half rounded up). "Qualified Trading Event" means the first such time that (A) the Common has a closing price of at least $2.80 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) for thirty consecutive trading days, and (B) the average daily trading value of all shares of Common traded during such thirty consecutive trading day period is at least $1,750,000. For purposes of this test, (x) closing prices shall be determined as the average between the closing bid and ask prices at the close of each trading day (as reported by such exchange or over-the-counter market on which the Common may then be listed or admitted for trading), and (y) the trading value shall be determined by multiplying the number of shares so traded by such day's closing price as determined above.

                                    (B)      Without limiting subsection (ii)(A)
above, each share of Series A Preferred, Series B Preferred and Series C Preferred shall be automatically converted without cost and on the terms of this
Section 1(d), into the number of whole shares of Common into which such share of Series A Preferred, Series B Preferred or Series C Preferred, as the case may be, would be convertible under Section 1(d)(1)(i) above upon the receipt of the written consent of the holders of at least 51% of the shares of Series A Preferred.

                           (2)      Mechanics of Conversion.

                                    (i)      Optional Conversion. A holder of
any share of Convertible Preferred may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the applicable Preferred, together with a written notice to the Corporation which shall state (A) that such holder elects to convert the same, and (B) the number of shares of Preferred being converted. Thereupon the Corporation shall issue and deliver to the holder of such shares within two (2) business days a certificate or certificates for the number of shares of Common to which such holder shall be entitled. If the certificate evidencing the Preferred being converted shall also evidence shares of Preferred not being converted, then the Corporation shall also deliver to the holder of such certificate within such two (2) business day period a new stock certificate evidencing the Preferred not converted. The conversion of any shares of Preferred shall be deemed to have been made immediately prior to the close of business on the date that the shares to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date. Any dividends or distributions declared but unpaid at the time of conversion with respect to the Preferred so converted shall be paid to the holder of Common issued upon conversion of the Preferred. If a stockholder notifies the Corporation or its transfer agent in writing that the stockholder's certificate has been lost, stolen or destroyed, and executes an agreement in a form reasonably satisfactory to the Corporation and its transfer agent to indemnify them from any loss incurred in connection with the lost, stolen or destroyed certificates (without requirement of posting any bond), then such actions shall be treated for purposes of this Section as delivery of such lost, stolen or destroyed certificate.

                                    (ii)     Mandatory Conversion. The
Corporation shall give written notice to each holder of a share of Preferred not more than ten (10) days after the occurrence of a Qualified Trading Event or the receipt of the written consent required pursuant to Section 1(d)(1)(ii)(B), as applicable. Following the conversion of such shares, each holder of shares so converted shall, if requested by the Corporation, surrender the certificate therefor at the office of the

Corporation or any transfer agent for the applicable Preferred. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of shares of Common to which such holder is entitled. The conversion of shares of Preferred shall be effective as of the occurrence of the Qualified Trading Event or upon receipt of the written consent provided in Section 1(d)(1)(ii)(B), as applicable, whether or not the certificates representing such shares of Preferred shall have been surrendered or new certificates representing the shares of Common into which such shares have been converted shall have been issued. Any dividends or distributions declared but unpaid at the time of a mandatory conversion with respect to the Preferred so converted shall be paid upon such mandatory conversion. If a stockholder notifies the Corporation or its transfer agent in writing that the stockholder's certificate has been lost, stolen or destroyed, and executes an agreement in a form reasonably satisfactory to the Corporation and its transfer agent to indemnify them from any loss incurred in connection with the lost, stolen or destroyed certificates (without requirement of posting any bond), then such actions shall be treated for purposes of this Section as delivery of such lost, stolen or destroyed certificate.

                           (3)      Adjustment of Conversion Prices.

         The Series A Conversion Price, the Series B Conversion Price, the Series C-1 Conversion Price, the Series C-2 Conversion Price and the Series C-3 Conversion Price (each a "Conversion Price") and the kind of securities issuable upon the conversion of any share of Series A Preferred, Series B Preferred, Series C-1 Preferred, Series C-2 Preferred and Series C-3 Preferred (collectively, the "Convertible Preferred"), shall be adjusted from time to time after the Filing Date (as defined below) as follows:

                                    (i)      Subdivision or Combination of
Shares. If the Corporation at any time after the date that this Amended and Restated Certificate of Incorporation was filed with the New York Secretary of State ("Filing Date") effects a subdivision or combination of the outstanding Common, the Conversion Price for each share of outstanding Convertible Preferred shall be decreased, in the case of a subdivision, or increased, in the case of a combination, in the same proportions as the Common is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

                                    (ii)     Stock Dividends. If the Corporation
at any time after the Filing Date pays a dividend, or makes any other distribution, to holders of Common payable in shares of Common, or fixes a record date for the determination of holders of Common entitled to receive a dividend or other distribution payable in shares of Common, the Conversion Price for each share of Convertible Preferred shall be decreased by multiplying it by a fraction: (A) the numerator of which shall be the total number of shares of Common outstanding immediately prior to the time of payment of such dividend or distribution; and (B) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution, in each case effective automatically as of the date the Corporation shall take a record of the holders its Common for the purpose of receiving such dividend or distribution (or if no such record is taken, as of the effectiveness of such dividend or distribution).

                                    (iii)    Reclassification, Consolidation or
Merger. If at any time after the Filing Date, as a result of (a) a capital reorganization or reclassification (other than a subdivision, combination or dividend which gives rise to an adjustment of a Conversion Price pursuant to clauses (i) or (ii) of this Section 1(d)(3)); or (b) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Common issuable upon the conversion of the Convertible Preferred shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Convertible Preferred (or of any securities into which the Convertible Preferred is changed or for which the Convertible Preferred is exchanged), so that: (x) the holders of Convertible Preferred or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Convertible Preferred or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Convertible Preferred immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Convertible Preferred or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 1(d)(3). No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 1(d)(3)(iii). The provisions of this Section 1(d)(3)(iii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

                                    (iv)     Adjustment upon Certain Issuances.

                                            (A)    For purposes of this Section
1(d)(3)(iv), "Additional Shares of Common" means all shares of Common issued by the Corporation after the Filing Date other than: (1) shares of Common issued in transactions giving rise to adjustments under Sections 1(d)(3)(i), (ii), or
(iii) above; (2) shares of Common issued upon conversion of shares of Convertible Preferred; (3) shares of Common which may be issued in the discretion of the Board to employees or directors of, or consultants or advisors to, strategic partners of the Corporation or any wholly-owned subsidiary of the Corporation, and options or warrants or other rights for the purchase of such shares; (4) options or warrants or other rights outstanding as of the Filing Date or issued under Section 1(d)(3)(iv)(3) above for the purchase of such shares; (5) securities issued pursuant to any anti-dilution rights of the Convertible Preferred or the warrants outstanding as of the Filing Date; and (6) shares of Common Stock issued in satisfaction of interest on the Corporation's indebtedness for borrowed money, provided the number of shares of Common Stock issuable is calculated based on the average closing bid and asked prices for the Common Stock for the twenty (20) trading days preceding the interest payment.

                                            (B)    Except as otherwise provided
in this Section 1(d)(3)(iv) below, if at any time the Corporation issues or is deemed to issue Additional Shares of Common for a consideration per share less than the Conversion Price in effect for a given share at such issuance or deemed issuance:

                                                   (1)   in the case of the
Series A Preferred, the Conversion Price shall be reduced for such share to a price equal to a price determined by dividing: (x) the aggregate consideration received by or deemed to have been received by the

Corporation upon such issue, by: (y) the number of shares of Additional Shares of Common issued or deemed to have been issued in such issue; and

                                                   (2)   in the case of the
Series B Preferred, Series C-1 Preferred, Series C-2 Preferred or Series C-3 Preferred, the Conversion Price shall be reduced for such share to a price equal to a price determined by dividing:

                                                         (x)    the sum of (a)
                                    the product derived by multiplying the
                                    Conversion Price in effect for such share immediately prior to such issue times the number of shares of Common (on a fully-diluted basis) outstanding immediately prior to such issue, plus (b) the aggregate consideration received by or deemed to have been received by the Corporation upon such issue; by

                                                                (y)    the sum
                                    of (a) the number of shares of Common (on a fully-diluted basis) outstanding immediately prior to such issue, plus (b) the number of shares of Additional Shares of Common issued or deemed to have been issued in such issue;

provided, that no adjustment pursuant to this Section 1(d)(3)(iv)(B)(2) shall be made in connection with any issuance or deemed issuance of Additional Shares of Common for a consideration of at least the then applicable Series A Conversion Price.

                                    (v)    Convertible Securities.

                                           (A)     "Convertible Securities"
means all rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common or other Convertible Securities, whenever and each time issued.

                                           (B)     The "Effective Price" with
respect to any Convertible Securities means the result of dividing:

                                                   (1)   the sum of (x) the
total consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus (y) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by:

                                                   (2)   the maximum number of
Additional Shares of Common issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities.

                                           (C)     If at any time after the
Filing Date the Corporation issues or is deemed to issue a Convertible Security with respect to which the Effective Price is less than the Conversion Price for a share of Convertible Preferred in effect at such issuance or deemed issuance, the Conversion Price for such share of Convertible Preferred shall be reduced to the Effective Price.

                                           (D)     If Convertible Securities by
their terms provide, with the passage of time or otherwise (including by operation of the anti-dilution provisions thereof), for any increase or decrease in the consideration payable to the Corporation or decrease or increase in the number of shares of Common issuable upon the exercise, conversion or exchange thereof (or if any such change is made by amending such Convertible Securities), the Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such the rights of conversion or exchange under such Convertible Securities. No readjustment pursuant to this clause (D) shall have the effect of increasing the applicable Conversion Price in effect to an amount which exceeds the lower of (1) the Conversion Price immediately following, and as adjusted to reflect, the Company's issuance of such Convertible Securities (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), or (2) the Conversion Price that would have resulted from any issuances of Additional Shares of Common or Convertible Securities between the date the Company adjusted the Conversion Price to reflect the issuance of such original Convertible Securities and such readjustment date.

                                           (E)     If an adjustment has been
made under this Section 1(d)(3)(v) as a consequence of any issuance of a Convertible Security, then no further adjustment shall be made under Section 1(d)(3)(iv) above upon the actual issuance of Additional Shares of Common upon the exercise or conversion of such Convertible Securities, or upon the issuance of Convertible Securities issuable upon exercise or conversion of the original Convertible Security.

                                    (vi)   Valuation of Consideration. For
purposes of the operation of Sections 1(d)(3)(iv) and (v) above, the consideration received by the Corporation for any issue or sale of securities shall:

                                           (A)     to the extent it consists of
cash, be computed as the aggregate net amount of cash received by the Corporation;

                                           (B)     to the extent it consists of
property other than cash, be computed at the fair value of that property as determined in good faith by the Board in accordance with the terms of Section 1(c)(6) above; and

                                           (C)     to the extent Additional
Shares of Common or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be such portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common or Convertible Securities.

                                    (vii)  Other Action Affecting Common. If at
any time the Corporation takes any action affecting its Common which, in the opinion of the Board, would

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

have an adverse effect upon the Conversion Rights of a given share of the Convertible Preferred, the Conversion Price for such share and the kind of securities issuable upon the conversion of such share shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                                    (vii)  Notice of Adjustments. Whenever the
Conversion Price or the kind of securities issuable upon the conversion of any one of or all of the Convertible Preferred shall be adjusted pursuant to Section 1(d)(3)(i) - (v) or (vii) above, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Conversion Price and the kind of securities issuable upon the conversion of such share(s) of the Convertible Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Convertible Preferred promptly after each adjustment.

                           (4)      Full Consideration. All shares of Common
which shall be issued upon the conversion of any Convertible Preferred (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common which shall be issued upon the conversion of any Convertible Preferred will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

                           (5)      No Impairment. The Corporation will not, by
amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 1(d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of any holder of the Convertible Preferred against impairment. The Corporation shall at all times when the Convertible Preferred shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Convertible Preferred, such number of its duly authorized shares of Common as shall from time to time be sufficient to effect the conversion of all outstanding shares of Convertible Preferred.

                           (6)      No Reissuance of Preferred. No share of
Preferred acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and eliminated from the shares which the Corporation may be authorized to issue. The Corporation shall take all such corporate action necessary or appropriate to reduce the authorized number of Preferred accordingly.

                           (7)      Minimum Conversion Price. Before taking any
action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common issuable upon conversion of the shares of Convertible Preferred, the Corporation

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

will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common at such adjusted Conversion Price.

         SECTION 2. COMMON STOCK

                  (a) Voting Rights. Except as otherwise required by law or by this Certificate, each share of Common shall entitle the holder thereof to one vote on each matter submitted to a vote of the stockholders of the Corporation, and the holders of shares of Common, Series A Preferred, Series B Preferred and Series C Preferred shall vote together and not as separate classes.

                  (b) Dividend Rights. Subject to the dividend rights of the holders of the Preferred set forth in Sections 1(b) and 1(c) above, the holders of the Common shall be entitled to receive, as, when and if declared by the Board, but only out of funds legally available therefor, cash dividends in such amounts as the Board may determine.

                  (c) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any outstanding shares of Preferred shall be entitled to receive upon dissolution, liquidation, or winding up, the holders of the Common shall be entitled to share on a share for share basis in the remaining assets of the Corporation (together with the holders of Series A Preferred as set forth in Section 1(c)(4) above).

                  (d) Residual Rights. All rights accruing to the outstanding shares of the Corporation not otherwise expressly provided for herein shall be vested in the Common.

         FOURTH: The office of the Corporation is to be located in the County of New York, State of New York. The Secretary of State of the State of New York is designated as agent of the Corporation upon whom process in any action or proceeding against the Corporation may be served. The address to which the Secretary of State shall mail a copy of any such process so served is:

                            Halsey Drug Co., Inc.
                            695 North Perryville Road
                            Rockford, Illinois 61107

                            Attention: President

         FIFTH:  The duration of said Corporation shall be perpetual.

         SIXTH: The number of directors shall be not less than three (3) nor more than eleven (11), none of whom need be stockholders of the Corporation.

         SEVENTH: Except as may be otherwise expressly provided in the Certificate of Incorporation, as from time to time amended, or in any duly adopted vote or resolution of the Board of Directors, no stockholder shall have any preemptive rights to subscribe to any issue of stock of the Corporation whether now or hereafter authorized or to any issue of any obligations of the Corporation convertible into stock of the Corporation, or to any issue of warrants for the issuance of or options for the purchase of stock of the Corporation, for whatever consideration the same may be issued, whether or not such issue of stock, obligations, warrants or options are offered to any other holders of stock or obligations of the Corporation.

         EIGHTH: No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         NINTH: The Corporation shall, to the fullest extent possible permitted by Sections 721 through 726 of the Business Corporation Law of New York, indemnify any and all directors and officers whom it shall have the power to indemnify under said sections from and against any and all of the expenses, liabilities or other matters referred to in or covered by such sections of the Business Corporation Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which the person so indemnified may be entitled under any By-Law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         TENTH: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director; provided that, except as hereinafter provided, this Article TENTH shall neither eliminate nor limit liability: (a) if a judgment or final adjudication adverse to the director establishes that (i) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled, or (iii) the director's acts violated Section 719 of the New York Business Corporation Law; or (b) for any act or omission prior to the effectiveness of this Article TENTH. If the Corporation hereafter may by law be permitted to further eliminate or limit the personal liability of directors, then pursuant hereto the liability of a director of the Corporation shall, at such time, automatically be further eliminated or limited to the fullest extent permitted by law. Any repeal of or modification to the provisions of this Article TENTH shall not adversely affect any right or protection of a director of the Corporation existing pursuant to this Article TENTH immediately prior to such repeal or modification.

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

         5. The foregoing amendments and restatement of the Certificate of Incorporation were authorized by the unanimous written consent of the Board of Directors followed by an affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation entitled to vote thereon.

         IN WITNESS WHEREOF, we have signed this certificate on the 6th day of February, 2004 and we affirm the statements contained herein as true under penalties of perjury.

                                               ______________________________
                                               Andrew D. Reddick
                                               President

                                               ______________________________
                                               Peter A. Clemens
                                               Secretary

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